Supplement to the
Retirement Government Money Market Portfolio
October 30, 2014
Prospectus

Effective May 31, 2015, Retirement Government Money Market Portfolio's principal investment strategies as set forth in the "Fund Summary" and "Fund Basics" sections of the prospectus are revised so that the Adviser normally invests at least 99.5% of the fund's total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully. This policy is subject to change only upon 60 days' prior notice to shareholders.

The following information supplements information found in the "Fund Summary" section under the heading "Principal Investment Risks" on page 4.

The fund will not impose a fee upon the sale of your shares, nor temporarily suspend your ability to sell shares if the fund's weekly liquid assets fall below 30% of its total assets because of market conditions or other factors.

The following information supplements information found in the "Fund Basics" section under the heading "Principal Investment Risks" beginning on page 7.

The fund will not impose a fee upon the sale of your shares, nor temporarily suspend your ability to sell shares if the fund's weekly liquid assets fall below 30% of its total assets because of market conditions or other factors.

RGM-15-02  October 14, 2015
1.478079.116